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                                                                    EXHIBIT 10.7



                           REGISTRY MAGIC INCORPORATED
                       1 SOUTH OCEAN BOULEVARD, SUITE 206
                            BOCA RATON, FLORIDA 33432




                                                     November 10, 1997




1-800-REACH ME LLC
One Penn Plaza, Suite 1526
New York, New York  10119

Attention:           Mortimer D.A. Sackler
                     Lee M. Erdman

Dear Sirs:

                  This letter states and confirms the agreement between the undersigned, Registry Magic Incorporated, a Florida corporation (the "Company"), and 1-800-REACH ME LLC, a New York limited liability company ("800-Reach Me"), with respect to the purchase by 800-Reach Me simultaneous with the execution of this letter agreement by 800-Reach Me of 200,000 shares of Common Stock, par value $0.001 per share, of the Company (the "Shares"), for an aggregate purchase price of $1,000,000 (the "Purchase Price"), based upon the terms and conditions set forth below. On the date of this letter agreement, the Company will deliver to 800-Reach Me a stock certificate representing the Shares against payment of the Purchase Price by wire transfer to the account of the Company.

                  1. Representations and Warranties. The Company hereby represents and warrants to 800-Reach Me as follows:

                           (a)      The Company is a corporation duly
incorporated, validly existing and in good standing under the laws of the State of Florida.

                           (b)      The Company has full power, authority and
legal right to execute and deliver this letter agreement, and to perform its obligations hereunder. The Company has all necessary approvals, permits, licenses and authorizations to own, lease or use its properties and assets and to conduct its business as currently conducted.

                           (c)      The execution, delivery and performance of
this letter agreement have been duly authorized by all necessary corporate action on the part of the Company. This letter agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity.



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                           (d)      The execution, delivery and performance by
the Company of this letter agreement do not and will not (i) violate (A) the certificate of incorporation or by-laws of the Company, (B) any law, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality or arbitration panel or (C) any provision of any indenture, agreement or other instrument to which the Company is a party or by which any of its assets or properties is bound or affected, or (ii) be in conflict with, or result in a breach of or constitute a default under any indenture, agreement or other instrument referred to in clause (d)(i)(C) above.

                           (e)      The Company's unaudited financial
statements at and for the year ended July 31, 1997, a copy of which has been furnished to 800-Reach Me (the "Financial Statements"), are complete and correct in all material respects and present fairly the financial condition of the Company as at such date, and the results of the Company's operations and cash flow for the fiscal year then ended. The Financial Statements, including the related schedules and notes thereto, have been prepared in accordance with generally accepted accounting principles applied consistently throughout the periods involved.

                           (f)      Since July 31, 1997 there has been no
material adverse change in the business, operations, property, condition (financial or otherwise) or prospects of the Company.

                           (g)      No litigation, investigation or proceeding
of or before any arbitrator, court or governmental authority is pending or, to the Company's knowledge, threatened by or against the Company or against any of its properties or revenues.

                           (h)      No event of default (or condition which
would constitute an event of default with the giving of notice or the passage of time) exists under any agreements, contracts or commitments of the Company which could have a material adverse effect on the business, operations, property, condition (financial or otherwise) or prospects of the Company.

                           (i)      The Company solely owns, or is licensed to
use, free of liens and encumbrances, all patents, trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted (the "Intellectual Property"). No claim has been asserted and is pending by any person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property, and the Company does not know of any valid basis for any such claim. The use of such Intellectual Property by the Company does not infringe on the rights of any person.

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                           (j)      No obligation of the Company and no law or
regulation materially adversely affects, or insofar as the Company could reasonably foresee may so affect, the business, operations, property, condition (financial or otherwise) or prospects of the Company.

                           (k)      The Shares being purchased by 800-Reach Me
hereunder are duly authorized, validly issued, fully paid and nonassessable, have the rights, powers and privileges described in the Company's certificate of incorporation and, based in part upon the representations of 800-Reach Me in the investment letter from 800-Reach Me to the Company dated the date hereof, are issued in compliance with all applicable federal and state securities laws.

                           (l)      All material contracts, agreements,
orders, leases, licenses and other commitments of the Company are in full force and effect, none is in default and none will result in the successful assertion or claim of any liability on the part of the Company.

                           (m)      All information with respect to the
Company furnished to 800-Reach Me by or on behalf of the Company is complete and correct in all material respects. No fact is known to the Company which materially and adversely affects or in the future may (so far as the Company can reasonably foresee) materially and adversely affect the business, assets or liabilities, financial condition, results of operations or business properties of the Company which has not been disclosed in writing to 800-Reach Me. No document furnished or statement made in writing to 800-Reach Me by or on behalf of the Company contains any untrue statement of a material fact or omits to state any such material fact necessary in order to make the statements contained therein not misleading.

                           (n)      The authorized capital of the Company
consists of (i) 30,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), of which 3,800,000 shares are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable, and
(ii) 5,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), none of which have been issued. There are 600,000 shares of Common Stock reserved for future issuance pursuant to the Company's employee stock plan (the "Employee Stock Plan Shares"), and there are 600,000 shares of Common Stock reserved for future issuance pursuant to outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of Common Stock (the "Option Shares"). Except for the Employee Stock Plan Shares and the Option Shares, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or other securities of the


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Company.

                  2. Right of First Refusal. For so long as 800- Reach Me owns
(i) at least 50,000 shares of Common Stock of the Company, or (ii) the right to acquire shares of Common Stock of the Company that together with any other shares of Common Stock of the Company owned by 800-Reach Me would equal in the aggregate at least 50,000 shares of Common Stock of the Company, and until the Company issues shares of the Company's Common Stock by means of an underwritten public offering pursuant to the Securities Act that raises $5,000,000 for the Company, the Company shall grant 800-Reach Me the right of first refusal to purchase its pro rata share of all or any part of New Securities (as defined below) that the Company may, from time to time, propose to issue. 800-Reach Me's pro rata share, for purposes of this right of first refusal, shall equal a fraction, the numerator of which is the number of shares of Common Stock (a) owned by 800-Reach Me immediately prior to the issuance of New Securities and
(b) issuable upon conversion or exercise of any convertible securities, options, rights or warrants held by 800-Reach Me immediately prior to the issuance of New Securities, and the denominator of which is the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of all convertible securities of the Company and all outstanding rights, options and warrants to acquire Common Stock of the Company. "New Securities" means (i) any Common Stock of the Company whether now authorized or not, and rights, options or warrants to purchase Common Stock, (ii) any Preferred Stock of the Company whether now authorized or not, and rights, options or warrants to purchase Preferred Stock, and (iii) securities or instruments of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that New Securities will not include (i) shares of the Company's Common Stock that are issued by the Company by means of an underwritten public offering pursuant to the Securities Act or (ii) the Option Shares.


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                  3.       Registration.

                           (a)      Definitions.

                                    (i)   The terms "register," "registered"
         and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration of the effectiveness of such registration statement under the Securities Act.

                                    (ii)  The term "Registrable Securities"
         means:(A) the Shares; and (B) any securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of any of the securities described in clause 3(a)(ii)(A) above, if any;

provided, however, that the securities described in clauses 3(a)(ii)(A) and (B) above shall cease to be Registrable Securities upon the first occurrence of any of the following events: (1) a registration statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of by the holder (as defined below) thereof pursuant to such registration statement; or (2) such securities shall become transferable to any person pursuant to Rule 144(k) (or any successor provisions) promulgated under the Securities Act.

                                    (iii) The term "holder" means 800-Reach
         Me, its designees, assignees and successors.

                                    (iv)  The term "Form S-3" means Form S-3
         under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission (the "SEC") in lieu of Form S-3 which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                           (b)      Demand for Registration.

                                    (i)   If the Company shall receive at any
         time after three months after the effective date of the first registration statement for a public offering of its securities (other than a registration statement relating to the sale of securities to employees of the Company pursuant to an employee stock plan), a written request from the holder that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities then outstanding, then the Company shall, subject to the limitations of subsection 3(b)(ii) and 3(b)(iii), file as soon as


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         practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities then outstanding that the holder requests to be registered.

                         (ii) If the holder intends to distribute the Registrable Securities covered by its request by means of an underwritten offering, the holder shall so advise the Company as a part of its request made pursuant to this Section 3(b). The holder shall (together with the Company as provided in subsection 3(d)(v)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the holder, which underwriter or underwriters shall be reasonably acceptable to the Company. Notwithstanding any other provision of this Section 3(b), if the underwriter advises the holder in writing that marketing factors require (i) a limitation of the number of shares to be underwritten, or
         (ii) a delay in the registration of the Registrable Securities covered by the holder's request not to exceed 180 days after receipt of the holder's request, then (i) the number of shares of Registrable Securities that may be included in the underwriting shall be reduced to the number permitted by the underwriter, or (ii) the registration of the Registrable Securities covered by the holder's request will be deferred for such a period of time not to exceed 180 days after receipt of the holder's request, as determined by the underwriter in its reasonable best judgment.

                         (iii) Notwithstanding the foregoing, if the Company shall furnish to the holder a certificate signed by an authorized officer of the Company stating that it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed or that to file such registration statement at such time would require the disclosure of an event or fact that would have a material adverse effect on the business, operations or prospects of the Company, then the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the holder referred to in Section 3(b)(i) above.

               (c) Piggy-Back Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the holder) any of its securities under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in an employee stock plan), the Company shall, at such time, promptly give the holder written notice of such registration. Upon the written request of the holder, the Company shall, subject to the provisions of Section 3(h), cause


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to be registered under the Securities Act all of the Registrable Securities that the holder has requested to be registered.

               (d) Obligations of the Company. Whenever required under this
Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                   (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and, upon the request of the holder, keep such registration statement effective until the holder has disposed of the Registrable Securities.

                   (ii) During the time a registration statement is required to be kept effective hereunder, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                   (iii) Furnish to the holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate its disposition of Registrable Securities.

                   (iv) During the time a registration statement is required to be kept effective hereunder, use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                   (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                   (vi) Notify the holder at any time when a prospectus relating to the holder's Registrable


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         Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                   (vii) Furnish, at the request of the holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder.

               (e) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 that the holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

               (f) Expenses of Demand Registration. All expenses, other than underwriting discounts and commissions and stock transfer taxes relating to Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Section 3(b), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the holder shall be borne by the Company.

               (g) Expenses of Piggy-Back Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3(c) for the holder, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto and the


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reasonable fees and disbursements of one counsel not to exceed $2,500 for the holder, but excluding underwriting discounts and commissions and stock transfer taxes relating to Registrable Securities.

               (h) Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3(c) to include any of the holder's securities in such underwriting unless the holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. At any time, the underwriters may determine a maximum number of shares to be offered, which the underwriters reasonably determine to be the maximum number of shares compatible with the offering's success. If the total amount of securities requested to be sold in the offering, including Registrable Securities requested by the holder to be included in such offering, exceeds such maximum, then the Company shall be required to include in the offering only such number of Registrable Securities which the underwriters believe will not jeopardize the success of the offering; provided, however, that in no event shall the amount of securities of the holder to be included in the offering be reduced to an amount less than forty percent (40%) of the total amount of Registrable Securities requested to be included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the holder may be totally excluded if the underwriters make the determination described above and the securities of no other shareholder, director, officer or employee (each an "Additional Holder") who, together with (i) any relative, spouse or relative of the spouse of the Additional Holder, (ii) any trust or estate in which the Additional Holder and any of the persons related to him as specified in paragraph 3(h)(i) or 3(h)(iii) collectively have more than 50% of the beneficial interest (excluding contingent interest), and (iii) any corporation or other organization of which the Additional Holder and any of the persons related to him as specified in paragraph 3(h)(i) or 3(h)(ii) collectively are beneficial owners of more than 50% of the equity securities (excluding directors' qualifying shares) or equity interest, holds more than 1% of any class of the Company's voting securities are included.

               (i) Market Stand-Off Agreement. The holder agrees that it will not, to the extent requested by the Company and an underwriter of the Common Stock of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities following the effective date of a registration statement of the Company under the Securities Act that becomes effective within six months of the date hereof; provided, however, that:


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                          (i)  such agreement will be applicable only to the
         first such registration statement of the Company which covers Common Stock of the Company to be sold on the Company's behalf to the public in an underwritten offering; and

                          (ii) (a) all officers and directors of the Company,
         (b) any other shareholder of the Company's Common Stock who, together with (A) any relative, spouse or relative of the spouse of such shareholder, (B) any trust or estate in which such shareholder and any of the persons related to him as specified in paragraph 3(i)(ii)(b)(A) and 3(i)(ii)(b)(C) collectively have more than 50% of the beneficial interest (excluding contingent interest), and (C) any corporation or other organization of which such shareholder and any of the persons related to him specified in 3(i)(ii)(b)(A) and 3(i)(ii)(b)(B) collectively are beneficial owners of more than 50% of the equity securities (excluding directors' qualifying shares) or equity interest, holds more than 1% of the Company's Common Stock, and (c) any other person with registration rights in connection with any Option Shares that upon exercise are convertible into the Company's Common Stock who, together with (A) any relative, spouse or relative of the spouse of such person, (B) any trust or estate in which such person and any of the persons related to him specified in paragraph 3(i)(ii)(c)(A) and 3(i)(ii)(c)(C) collectively have more than 50% of the beneficial interest (excluding contingent interest), and (C) any corporation or other organization of which such person and any of the persons related to him specified in 3(i)(ii)(c)(A) and 3(i)(ii)(c)(B) collectively are beneficial owners of more than 50% of the equity securities (excluding directors' qualifying shares) or equity interest, would upon exercise of the Option Shares hold more than 1% of the Company's Common Stock, enter into similar agreements.

               (j) Indemnification. (i) The Company will indemnify the holder, each of its officers and directors and partners, if any, and each person controlling the holder within the meaning of Section 15 of the Securities Act with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement filed pursuant to Section 3 hereof, any prospectus included therein, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to


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make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company will reimburse, as incurred, the holder, each of its officers, directors and partners, if any, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the holder, such controlling person or underwriter and stated to be specifically for use therein, and provided further that the Company will not be liable to any such person with respect to any such untrue statement or omission (or alleged untrue statement or omission) made in any preliminary prospectus that is corrected in the final prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability was not sent or given a copy of the prospectus (as amended or supplemented), at or prior to the written confirmation of the sale of Registrable Securities to such person in any case where such delivery of the prospectus (as amended or supplemented) is required by the Securities Act and the untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact, that is found to be or is alleged to be the basis of liability in such preliminary prospectus was corrected in the prospectus as amended or supplemented.

                         (ii) The holder will, if Registrable Securities held by the holder are included in a registration statement filed pursuant to
         Section 3 hereof, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, any prospectus included therein, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, and will reimburse the Company, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is


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         made in such registration statement, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the holder and stated to be specifically for use therein; provided, however, that the obligations of the holder under this Section 3(j)(ii) shall be limited to an amount equal to the proceeds to the holder of Registrable Securities sold in connection with such registration.

                        (iii) Each party entitled to indemnification under this
         Section 3(j) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 except and to the extent the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (k) Reports Under Securities Exchange Act of 1934. With a view to making available to the holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company, at its sole cost and expense, agrees to:

                        (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                        (ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as is necessary to enable the holder to utilize Form S-3 for the sale of its Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for


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         the offering of its securities to the general public is declared effective;

                         (iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                         (iv) furnish to the holder, so long as the holder owns any Registrable Securities, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC and (C) such other information as may be reasonably requested in availing the holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

                  4. Governing Law. This agreement will be governed by and construed in accordance with the law of the State of New York.

                  5. Notices. Any notice, communication or demand to be given or made by or to the Company or 800-Reach Me pursuant to this letter agreement will be in writing and will be sufficiently given or made for all purposes if delivered personally to such party, if sent by receipt confirmed telecommunications, or if sent to such party by recognized courier, at its respective address set forth above or, in the event of a change in any address, then to such other address as to which notice of the change is given. Notice will be deemed given on receipt.

                  6. Amendment. This letter agreement may be amended only by an instrument in writing signed by the parties hereto.

                  7. Entire Agreement. This letter agreement contains the entire understanding of the parties with respect to the subject matter of this letter agreement, and it supersedes all prior understandings and agreements, whether written or oral, and all prior dealings of the parties with respect to the subject matter hereof.

                  8. Parties in Interest and Assignment. This letter agreement is binding upon and is for the benefit of the parties hereto and their respective successors and permitted assigns. This letter agreement may not be assigned by either


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




party without the prior written consent of the other party hereto.

                  9. Execution and Counterparts. This letter agreement may be executed in several counterparts, each of which will be deemed to be an original, and all such counterparts when taken together, will constitute one and the same instrument.


                  If the foregoing accurately reflects our agreement, please sign and return a copy of this letter.

                                    Very truly yours,

                                    REGISTRY MAGIC INCORPORATED


                                    By /s/ Walt Namwrocki
                                       -------------------------------
                                       Name: Walt Nawrocki
                                       Title: President & CEO


CONFIRMED AND AGREED TO THIS
10TH DAY OF NOVEMBER, 1997.


1-800-REACH ME LLC


By /s/ Mortimer D.A. Sackler
   ----------------------------
   Mortimer D.A. Sackler
   Chairman


By /s/ Lee M. Erdman
   ----------------------------
   Lee M. Erdman
   President


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